                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 26, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



       Delaware                      0-16102            59-2840783
(State or Other Jurisdiction       Commission       (I.R.S. Employer
   Or Incorporation or             File Number         Identification
      Organization)                                        Number)


               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------


     On June 26, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Ulster County Sanitation, Inc., Ulster County Rolloff, Inc., Art Sperl Disposal, L.L.C., Edgemere Development, Inc., and Regional Recycling, Inc. (collectively, the "Ulster Companies") pursuant to the terms of a Stock Purchase Agreement dated June 8, 1998 by and among the shareholders of the Ulster Companies (collectively, the "Shareholders" or "Sellers") and the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Stock Purchase Agreement which is incorporated as Exhibit 10.1.

     Pursuant to the Stock Purchase Agreement, the Registrant purchased all of the outstanding common stock of the Ulster companies resulting in the Shareholders receiving 361,911 registered shares of the Registrant's common stock, $.01 par value. The shares of the Registrant's common stock were valued at $27.125 per share. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method.

     At the date of closing the Stock Purchase Agreement, the Registrant assumed approximately $2,970,000 of outstanding indebtedness of the Company.

     The transaction includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the solid waste collection, transfer, recycling and disposal business. The Registrant intends to continue to use the acquired assets for these purposes.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.
          -----------------------------------


(a) COMBINED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required combined financial statements of Ulster County Sanitation, Inc., Ulster County Rolloff, Inc., Art Sperl Disposal, L.L.C., Edgemere Development, Inc., and Regional Recycling, Inc. at the time of the filing of this report. The required combined financial statements of Ulster County Sanitation, Inc., Ulster County Rolloff, Inc., Art Sperl Disposal, L.L.C., Edgemere Development, Inc., and Regional Recycling, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(b)  PRO FORMA FINANCIAL INFORMATION.

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)  EXHIBITS

10.1 Stock Purchase Agreement dated June 8, 1998, by and between Eastern Environmental Services, Inc. and the shareholders of Ulster County Sanitation, Inc., Ulster County Rolloff, Inc., Art Sperl Disposal, L.L.C., Edgemere Development, Inc., and Regional Recycling, Inc.


--------------------------------------------------------------------------------


               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Eastern Environmental Services, Inc.

Date: July 13, 1998                  By:  /s/ Gregory M. Krzemien
                                        --------------------------
                                        Gregory M. Krzemien, Chief Financial
                                         Officer

                                 EXHIBIT INDEX

Exhibit
 No.    Description
----    -----------


10.1 Stock Purchase Agreement dated June 8, 1998, by and between Eastern Environmental Services, Inc. and the shareholders of Ulster County Sanitation, Inc., Ulster County Rolloff, Inc., Art Sperl Disposal, L.L.C., Edgemere Development, Inc., and Regional Recycling, Inc.